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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 15, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                   1-10702             34-1531521
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 (State or Other Jurisdiction       (Commission          (IRS Employer
       of Incorporation)           File Number)       Identification No.)



 500 Post Road East, Suite 320, Westport, Connecticut                06880
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       (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     Terex Corporation (the "Company") issued a press release today announcing that its Board of Directors has elected Paula Cholmondeley to serve on the Company's Board effective June 15, 2004. A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

     99.1 Press Release, dated June 15, 2004, announcing the appointment of Paula Cholmondeley to the Terex Corporation Board of Directors.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 15, 2004

                                              TEREX CORPORATION

                                              By:  /s/ Eric I Cohen
                                                   Eric I Cohen
                                                   Senior Vice President





















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